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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report (Date of earliest
                                event reported):

                                 August 12, 2002

                           BANK OF AMERICA CORPORATION

             (Exact name of registrant as specified in its charter)

                                    Delaware

         (State or other jurisdiction of incorporation or organization)

                                     1-6523

                            (Commission File Number)

                                   56-0906609

                        (IRS Employer Identification No.)

                             100 North Tryon Street

                            Charlotte, North Carolina

                    (Address of principal executive offices)

                                      28255

                                   (Zip Code)

                                 (800) 299-2265

              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

        On August 12, 2002, Bank of America Corporation ("the Registrant") announced its intention to begin accounting for all employee stock options as an expense beginning in fiscal 2003. A copy of the press release for this announcement is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

        The following exhibits are filed herewith:

EXHIBIT NO.     DESCRIPTION OF EXHIBIT

  99.1 Press Release dated August 12, 2002 with respect to the Registrant's announcement to expense employee stock options beginning in fiscal 2003

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BANK OF AMERICA CORPORATION



                                       By: /s/ Marc D. Oken
                                          --------------------------------------
                                               Marc D. Oken
                                               Executive Vice President and
                                                 Principal Financial Executive

Dated: August 14, 2002

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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION OF EXHIBIT

  99.1 Press Release dated August 12, 2002 with respect to the Registrant's announcement to expense employee stock options beginning in fiscal 2003